UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 17, 2007 (August 3, 2007)
Legacy Reserves LP
(Exact name of registrant as specified in its charter)

Delaware	1-33249	16-1751069
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

303 W. Wall, Suite 1400 Midland, Texas	79701
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (432) 689-5200
NOT APPLICABLE
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
Consent of Independent Registered Public Accounting Firm
Audited and Unaudited Statements of Revenues and Direct Operating Expenses
Unaudited Pro Forma Combined Balance Sheet and the Unaudited Combined Pro Forma Statements of Operations

This Current Report on Form 8-K/A (“Amendment No. 1”) amends and supplements the Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) by Legacy Reserves LP (“Legacy”) on August 6, 2007 in connection with its acquisition from Raven Resources, LLC of certain oil and natural gas properties consisting of working interests in 450 non-operated wells in 98 separate properties located in Alabama, Arkansas, Colorado, Mississippi, North Dakota, New Mexico, Oklahoma, Texas and Wyoming, for a contract price of $20.3 million, which was completed on August 3, 2007 (referred to as the “Raven OBO Acquisition”). The Current Report on Form 8-K filed August 6, 2007 is being amended by this Amendment No. 1 to include the audited and unaudited financial statements and information of Raven OBO required by Item 9.01 (a) and to provide unaudited pro forma financial information as required by item 9.01 (b) of Form 8-K in connection with the Raven OBO Acquisition. The unaudited pro forma statements of operations also reflect the effects of certain other transactions. No other amendments to the Form 8-K filing on August 6, 2007 is being made by this Amendment No. 1.
Item 9.01 Financial Statements and Exhibits.
(a)	Financial statements of businesses acquired.
     The audited and unaudited statements of revenues and direct operating expenses, including the notes thereto, for the oil and natural gas properties acquired by Legacy from Raven Resources, LLC for the year ended December 31, 2006, and for the six month periods ended June 30, 2006 and 2007, and the independent registered public accounting firm’s report related thereto, are attached hereto as Exhibit 99.1 and incorporated by reference.
(b)	Pro forma financial information.
     The unaudited pro forma combined balance sheet at June 30, 2007 which gives effect to the Raven OBO Acquisition and the unaudited combined pro forma statements of operations for the year ended December 31, 2006 and for the six month period ended June 30, 2007 which give effect to the Raven OBO Acquisition and other transactions described therein, are attached hereto as Exhibit 99.2 and incorporated herein by reference.

(d)	Exhibits.

Exhibit Number	Description
Exhibit 23.1 *	Consent of Independent Registered Public Accounting Firm — BDO Seidman, LLP

Exhibit 99.1 *	The audited and unaudited statements of revenues and direct operating expenses, including the notes thereto, for the Raven OBO properties for the year ended December 31, 2006, and for the six month periods ended June 30, 2006 and 2007.

Exhibit 99.2 *	The unaudited pro forma combined balance sheet at June 30, 2007 which gives effect to the Raven OBO Acquisition and the unaudited combined pro forma statements of operations for the year ended December 31, 2006 and for the six month period ended June 30, 2007 which give effect to the Raven OBO Acquisition and other transactions described therein.

*	filed herewith

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEGACY RESERVES LP
	By:	Legacy Reserves GP, LLC, its general partner
Date: October 17, 2007	/s/ Steven H. Pruett
Steven H. Pruett
President, Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit Number	Description
Exhibit 23.1 *	Consent of Independent Registered Public Accounting Firm — BDO Seidman LLP

Exhibit 99.1 *	The audited and unaudited statements of revenues and direct operating expenses, including the notes thereto, for the Raven OBO properties for the year ended December 31, 2006, and for the six month periods ended June 30, 2006 and 2007.

Exhibit 99.2 *	The unaudited pro forma combined balance sheet at June 30, 2007 which gives effect to the Raven OBO Acquisition and the unaudited combined pro forma statements of operations for the year ended December 31, 2006 and for the six month period ended June 30, 2007 which give effect to the Raven OBO Acquisition and other transactions described therein.

*	filed herewith